SECURITIES AND EXCHANGE COMMISSION

                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                        December 1, 1997
                                  --------------------------------------------



                             Benihana Inc.
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           (Exact Name of Registrant as specified in its Charter)



   Delaware                        0-12644                   65-0538630
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)            Identification No.)



 8685 Northwest 53rd Terrace, Miami, Florida                    33166
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(Address of Principal Executive Office)                        (Zip Code)




Registrant's telephone number,
including area code:               (305) 593-0770

The exhibit Index for this document is located at page 4.

Item 2.           Acquisition or Disposition of Assets.

         (a) On December 1, 1997, pursuant to an Agreement and Plan of Merger dated as of July 22, 1997 (the "Merger Agreement"), by and among Benihana Inc. ("Benihana"), Benihana Merger Corp., a Nevada corporation formed by Benihana for purposes of the acquisition ("Mergerco"), Rudy's Restaurant Group, Inc., a Nevada corporation ("Rudy's), Bayview Partners, a Texas general partnership, Douglas M. Rudolph ("Rudolph"), Mergerco was merged into Rudy's, and Rudy's, which had been a publicly owned corporation, became a wholly-owed subsidiary of Benihana. The consideration paid in the acquisition was approximately twenty million dollars ($20,000,000) in cash, which included certain non-competition and severance payments to Rudy's personnel. In addition, the President and Chief Executive Officer of Rudy's received a warrant to purchase 200,000 shares of Benihana's Class A Common Stock, par value $.10 per share, at an exercise price of $8.00 per share as partial consideration for a covenant not to compete. The warrant expires to the extent not exercised by the fifth anniversary of the closing of the acquisition. Consideration for the acquisition was determined through arm's length negotiations between Benihana and Rudy's. The cash for this acquisition was provided by credit facilities from First Union National Bank, pursuant to a Credit Agreement dated December 1, 1997 and from working capital.

         (b) The principal assets owned by Rudy's, through subsidiaries, are nine teppanyaki-style Japanese restaurants, which it operates under the names "Samurai" and "Kyoto." Benihana, whose principal business is the ownership and operation of teppanyaki-style Japanese restaurants, intends to continue to operate Rudy's properties as teppanyaki-style Japanese restaurants either under the "Benihana" name or under the "Samurai" or "Kyoto" names.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements.

          (i) Consolidated Financial Statements of Rudy's Restaurant Group, Inc. and subsidiaries for the fiscal years ended September 29, 1996 and October 1, 1995 audited by Deloitte & Touche LLP, Independent Certified Public Accountants.*

          (ii) Unaudited Consolidated Financial Statements of Rudy's Restaurant Group, Inc. and subsidiaries for the 36 weeks ended June 8, 1997 and June 9, 1996.*


----------------
* To be filed by amendment.

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     (b)  Pro Forma Information

          (i) Unaudited pro forma condensed and combined Balance Sheet at October 12, 1997.*

          (ii) Unaudited pro forma condensed and combined Statements of Operations for the fiscal year ended March 30, 1997 and the 28 weeks ended October 12, 1997.*

     (c)  Exhibits:

          Item Ref
          in 17 CFR                                                     Exhibit
          229.601(b)     Exhibit                                        Number
          ----------     -------                                        -------

             2.          Agreement and Plan of Merger                     2.1
                         dated as July 22, 1997 by and among
                         Benihana, Mergerco, Rudy's Bayview
                         Partners and Rudolph.  Incorporated by
                         reference to Exhibit 10.14 to Benihana's
                         Quarterly Report on Form 10-Q for the
                         Quarter ending July 20, 1997.

             4.          Warrant Agreement dated December 1,              4.1
                         1997  between   Benihana  and  Rudolph
                         including  the form of the Warrant for
                         200,000  shares of Benihana's  Class A
                         Common Stock delivered to Rudolph.

             23.         Consent of Deloitte & Touche LLP                23.1
                         to the incorporation by reference of
                         the Consolidated Financial Statements
                         of Rudy's in the Registration Statement
                         of Benihana on Form S-3, Registration
                         No. 333-13977, effective October 17,
                         1996 and Benihana's Registration
                         Statements on Form S-8.*



-----------------
* To be filed by amendment.

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BENIHANA INC.



                                           By:-------------------------------
                                              Joel A. Schwartz, President

Dated:    December 12, 1997

                             EXHIBIT INDEX


Exhibit
   No.                     Exhibit                                    Page
-------                    -------                                    ----
4.1                        Warrant Agreement dated December 1,         5
                           1997 between Benihana and Rudolph
                           including the form of the Warrant
                           for 200,000  shares of  Benihana's
                           Class A  Common  Stock  delivered
                           to Rudolph.

                                                                     EXHIBIT 4.1

                            WARRANT AGREEMENT



         THIS AGREEMENT is entered into as of the 1st day of December, 1997, by and between BENIHANA INC., a Delaware corporation (the "Company") and DOUGLAS M. RUDOLPH (together with any future holder of the Warrant issued hereunder, the "Holder").

                             R E C I T A L S :

         A. The Company has agreed to grant to Holder warrants to purchase Two Hundred Thousand (200,000) shares of the Class A Common Stock, par value $.10 per share, of the Company on the terms set forth herein. Unless the context otherwise indicates, the warrants are hereinafter collectively referred to as the "Warrant".

         B. The parties desire to set forth their rights and obligations with respect to the Warrant.

         NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrant and the certificate representing the Warrant and the respective rights and obligations of the Company and Holder thereunder, the parties hereto agree as follows:

         SECTION 1.   Definitions.

         As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

         (a) "Class A Stock" shall mean and include the Company's Class A Common Stock, par value $.10, authorized on the date hereof, or (i) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 8(b) hereof, the stock, securities or property provided for in such section, or (ii) in the case of any reclassification or change in the outstanding shares of Class A Stock issuable upon exercise of the Warrant as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Class A Stock as so reclassified or changed.

         (b) "Exercise Date" shall mean, as to the Warrant, the date on which the Company shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by Holder or its attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price (defined in Section 1(c) below).

         (c) "Purchase Price" shall mean the purchase price to be paid upon exercise of the Warrant in accordance with the terms hereof, which price shall be $8.00 per share. In any event, the Purchase Price shall be subject to adjustment from time to time pursuant to the provisions of Section 8 hereof, and as so adjusted is sometimes herein referred to as the "Stated Purchase Price."

         (d) "Warrant Expiration Date" shall mean 5:00 p.m. (New York time) on November 30, 2002; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         SECTION 2.   Warrant and Issuance of Warrant Certificate.

         (a) Simultaneously herewith, the Company has executed and delivered to Holder a Warrant Certificate representing the Warrant.

         (b) From time to time, up to the Warrant Expiration Date, the Company shall execute and deliver a Warrant Certificate in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) that issued upon exercise of less than the whole Warrant represented by the Warrant Certificate; (ii) that issued upon any transfer or exchange pursuant to Section 6; (iii) that issued in replacement of a lost, stolen, destroyed or mutilated Warrant Certificate pursuant to Section 7; and (iv) at the option of the Company, in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Stated Purchase Price or the number of shares of Class A Stock purchasable upon exercise of the Warrant.

         SECTION 3.   Form and Execution of Warrant Certificate.

         (a) The Warrant Certificate for the Warrant shall be substantially in the form annexed hereto as Exhibit A hereto (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to conform to usage. The Warrant Certificate shall be dated

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



the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of a mutilated, lost, stolen, or destroyed Warrant Certificate) and issued in registered form.

         (b) The Warrant Certificate shall be executed on behalf of the Company by its President or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a seal or facsimile of the Company's seal.

         SECTION 4.   Exercise and Information.

         The Warrant may be exercised in whole or in part, at any time on or after the date hereof, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the Warrant Certificate. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date. Promptly following, and in any event within ten days after the date of such exercise the Company shall issue and deliver to Holder a certificate for the securities deliverable upon such exercise (plus a Warrant Certificate for any unexercised portion of the Warrant of Holder).

         SECTION 5.   Reservation of Shares; Payment of Taxes; etc.

         (a) The Company covenants that it will at all times reserve and keep available out of its authorized Class A Stock, solely for the purpose of issue upon exercise of the Warrant, such number of shares of Class A Stock as shall then be issuable upon the exercise of the Warrant. The Company covenants that all shares of Class A Stock which shall be issuable upon exercise of the Warrant shall, at the time of delivery and assuming payment in accordance herewith, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge) and shall be approved for listing on the principal securities exchange on which the Company's Class A Stock is then listed for trading.

         (b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrant to Holder, and the issuance and delivery of any shares upon exercise of the Warrant by Holder.

         SECTION 6.   Exchange and Registration of Transfer.

         (a) The transfer of the Warrant or any interest therein by Holder is subject to compliance with all applicable state and federal securities laws. The Warrant Certificate and each certificate representing shares of Class A Stock issuable upon exercise of the Warrant (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise printed with legends substantially in the following forms and such additional legends as may be required under other applicable state securities laws:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A LEGAL OPINION REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         (b) No transfer of the Warrant or any portion of the Warrant shall be binding on the Company until the Company has received written notice thereof and the Warrant has been surrendered to the Company for registration in the name of such transferee as Holder.

         SECTION 7.   Loss or Mutilation.

         Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of the Warrant Certificate and in case of loss, theft or destruction of indemnity satisfactory to it, and in the case of mutilation upon surrender and cancellation thereof, the Company shall execute and deliver to Holder in lieu thereof a new Warrant Certificate of like tenor. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 8. Adjustments of Stated Purchase Price and Number of Shares of Class A Stock or Warrants.

         (a) Subject to the exceptions referred to in Section 8(e) below, in the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Class A Stock as a stock dividend to the holders of Class A Stock, or subdivide or combine the outstanding shares of Class A Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Stated Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by dividing (i) the sum of (x) the total number of shares of Class A Stock outstanding immediately prior to such Change of Shares, multiplied by the Stated Purchase Price in effect immediately prior to such Change of Shares, plus (y) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by (ii) the total number of shares of Class A Stock outstanding immediately after such Change of Shares.

         Upon each  adjustment  of the Stated  Purchase  Price  pursuant to this
Section 8, the total number of shares of Class A Stock purchasable upon the exercise of the Warrant shall (subject to the provisions contained in Section 8(b) hereof) be such number of shares purchasable at the Stated Purchase Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Stated Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Stated Purchase Price in effect immediately after such adjustment.

         (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Class A Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock) or, in case of any sale or conveyance of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provisions to be made so that Holder shall have the right thereafter, upon payment of the same consideration and otherwise on the same terms as set forth in this Agreement, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by Holder of the number of shares of Class A Stock that might have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Class A Stock and to successive consolidations, mergers, sales or conveyances.

         (c) The Company shall not be obligated to issue any replacement Warrant Certificate irrespective of any adjustments or changes in the Stated Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrant. The Warrant Certificate theretofore and thereafter issued shall, unless the Company shall exercise its option to issue a new Warrant Certificate, continue to express the Stated Purchase Price per share, the number of shares purchasable thereunder as the Stated Purchase Price per share, and the number of shares purchasable expressed in the Warrant Certificate when the same was originally issued.

         (d) After  each  adjustment  of the  Purchase  Price  pursuant  to this
Section 8, the Company will promptly obtain a certificate of the Company's Chief Financial Officer setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Class A Stock purchasable upon exercise of the Warrant after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly mail such certificate to Holder.

         (e) For purpose of Section 8(a) hereof, no adjustment of the Stated Purchase Price or the total number of shares of Class A Stock purchasable upon exercise of the Warrant shall be made unless such adjustment would require an increase or decrease of at least $.05 in such price; provided that any adjustments which by reason of this clause are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.05 in the Stated Purchase Price then in effect hereunder.

         SECTION 9.   Fractional Shares.

         If the number of shares of Class A Stock purchasable upon the exercise of the Warrant is adjusted pursuant to Section 8 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (1) The current value shall be the last reported sale price of the Common Stock on NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked price for such day on such exchange.

         SECTION 10.  Registration.

         (a)      Definitions.  As used in this Section 10:
                  (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933 (the "Securities Act"), and the declaration or ordering by the Securities and Exchange Commission ("SEC") of the effectiveness of such registration statement; and

                  (ii)The term "Registrable Securities" means (a) the Class A Stock which may be issuable upon exercise of the Warrant and (b) any Class A Stock of the Company which Holder shall be entitled to receive, or shall have received, because of Holder's ownership of such securities, such as additional securities received upon stock splits, recapitalizations and similar transactions; provided, however, that no securities shall be "Registrable Securities" if such securities may freely be distributed to the public (without volume limitation) because (i) said securities are included in an effective Registration Statement filed pursuant to the Securities Act or (ii) said securities are exempt from the registration requirements of the Securities Act by reason of the exemption contained in Section 4(1) of the Securities Act or Rule 144 (or successor regulation) promulgated under the Securities Act.


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         (b)      Piggyback Registration.
                  (i) Notice of Registration. If, at any time or from time to time, the Company shall determine to register any of its securities for its own account in connection with an offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities, the Company will, subject to the further provisions of this Section 10:

                  (A)    promptly give to Holder written notice
                thereof; and

                  (B) subject to (ii) below, use its best efforts (subject to Underwriter's approval) to include in such registration (and any related qualification under state "blue sky" laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by Holder.

                  (ii)Underwriting.  If the  registration  of which the  Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to
Section 10(b)(i)(A). In such event, the right of Holder to registration pursuant to this Section 10(b) shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. Should Holder propose to distribute its securities through such underwriting, it (together with the Company) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit or exclude the Registrable Securities to be included in the registration and underwriting providing the same restrictions apply on a pro-rata basis to all other shareholders proposing to sell shares of Class A Stock in such registration and who have the right to have their shares included in such registration, other than the Company. Holder agrees that it will consent to any lock-up of securities demanded by the underwriter in connection with any such registration provided all other such selling shareholders agree to comparable restrictions.

         (c) Demand Registration. If the Company shall receive from the holder thereof a written demand that the Company effect any registration, qualification or compliance with respect to not less than fifty percent (50%) of the Registrable Securities (but in no event less than 100,000 shares of Class A Stock), the Company will as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities law, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so required as would permit or facilitate the sale and distribution of all of such Registrable Securities. The Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this subsection (c):

                      (A) Within a six (6) month  period  immediately  following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account; or

                      (B) After the Company has effected one registration pursuant to this Section (c) and such registration has been declared or ordered effective, and such registration has remained effective for a period of at least nine months.

         Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so demanded to be registered as soon as practicable after receipt of the demand of the Holder provided, however, that if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, such registration will hinder or interfere with a concurrent or proposed security issuance or it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the demand. The Company shall maintain the effectiveness of any registration effected pursuant to this Section for a period of at least 16 months or such shorter period during which all of the Registrable Securities included in such registration have actually been sold thereunder.

         In the event that a registration of Registrable Securities pursuant to this subsection (c) is for a registered public offering involving an underwriting and the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit or exclude the Registrable Securities to be included in the registration and underwriting provided the same restriction applied on a pro-rata basis to all other shareholders proposing to sell shares of Class A Stock in such registration and who have the right to have such shares included in such registration.

         (d) Expenses and Registration. Subject to any state "blue sky" laws requiring otherwise, all expenses incurred in connection with the exercise of one demand registration right pursuant to this Section 10, including, without limitation, all registration, filing and qualification fees, and printing expenses (excluding the underwriting discount or commission on Registrable Securities) shall be borne by the Company; provided,

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



however, that all fees and disbursements of counsel separately retained by the Holder with respect to such registration and underwriting discounts and commission on the Registrable Securities shall be borne by the Holder.

         (e)      Indemnification.
                  (i) If and whenever Registrable Securities of Holder are included in a registered offering, the Company will indemnify Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 10, and each underwriter, if any, and each person who controls any underwriter of the Registerable Securities held by or issuable to Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by Holder or underwriter or a controlling person and stated to be specifically for use therein.

                  (ii)Holder will, if Registrable Securities held by or issuable to it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Holder and stated to be specifically for use therein.

                  (iii)  Each  party  entitled  to  indemnification  under  this
Section 10(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that unless such failure materially and adversely affects the rights or abilities of the underlying party to defend such action, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 10(e), the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party and any person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 10(e).

         (f) Information by Holder. Holder shall furnish in writing to the Company such information regarding Holder and the distribution proposed by Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 10.

         (g) Sale Without Registration. At the time of any transfer of any Registrable Securities which shall not be registered under the Securities Act the Company may require, as a condition of allowing such transfer, that Holder or its transferee furnish to the Company: (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of Holder or its transferee, an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under such Act; provided that nothing contained in this Section 10(g) shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Section 10.

         (h) Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company under this Section 10 may be assigned by Holder to a permitted transferee or assignee of the Registrable Securities in a transaction exempt from the registration requirements of the Securities Act, in accordance with Section 6, provided that such transfer may otherwise be effected in accordance with applicable securities laws and that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

         SECTION 11.  Investment Representations.

         Holder represents and warrants with respect to the purchase of the Warrant as follows:

         (a) Holder is acquiring the Warrant, and, upon exercise of the Warrant, will acquire the shares of Class A Stock purchasable thereunder, for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

         (b) Holder understands that the Warrant has not been registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of the Warrant hereunder are exempt from registration under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

         (c) Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

         SECTION 12.  Warrant Holder Not Deemed Stockholder.

         Holder, as holder of the Warrant shall not, as such, be entitled to vote or to receive dividends or be deemed the holder of Class A Stock that may at any time be issuable upon exercise of such Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon Holder, as holder of the Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consideration, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised such Warrant and been issued shares of Class A Stock in accordance with the provisions hereof.

         SECTION 13.  Rights of Action.

         All rights of action with respect to this Agreement are vested in Holder, as holder of the Warrant, and Holder may enforce against the Company its right to exercise its Warrant for the purchase of shares of Class A Stock in the manner provided in the Warrant Certificate and this Agreement.

         SECTION 14.  Agreement of Holder as Warrant Holder.

         Holder consents and agrees with the Company that:

         (a) The Warrant is transferable only in accordance with Section 6 on the registry books of the Company by Holder in person or by a duly authorized agent or by its attorney duly authorized in writing and only if the Warrant
Certificate representing such Warrant is surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion, together with payment of any applicable transfer taxes; and

         (b) The Company may deem and treat Holder as the holder and as the absolute, true and lawful owner of the Warrant represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 6 hereof.

         SECTION 15.  Cancellation of Warrant Certificate.

         If the Company shall purchase or acquire the Warrant, the Warrant Certificate evidencing the same shall thereupon be cancelled and retired.

         SECTION 16.  Modification of Agreement.
         This Agreement shall not be modified, supplemented or altered in any respect except with the consent in writing of Holder and the Company; and no change in the number or nature of the securities purchasable upon the exercise of the Warrant, or the Purchase Price therefor, or the acceleration of the Expiration Date, shall be made without the consent in writing of Holder, other than such changes as are specifically prescribed by this Agreement as originally executed.

         SECTION 17.  Notices.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made upon receipt when delivered or mailed first class registered or certified mail, postage prepaid to each respective party as shown below:

         To:          Douglas M. Rudolph
                      212 Bal Bay Drive
                      Bal Harbor, Florida 33154

With Copy to:  Berman Wolfe & Rennert
                      100 Southeast Second Street, 35th Floor
                      Miami, Florida 33131
                           Attention:  Charles J. Rennert, Esq.

         To:          Benihana Inc.
                      8685 Northwest 53rd Terrace
                      Miami, Florida  33166
                           Attention:  Joel A. Schwartz, President

With copy to:  Dornbush Mensch Mandelstam & Schaeffer, LLP
                      747 Third Avenue
                      New York, NY 10017
                           Attention:  Darwin C. Dornbush, Esq.

         SECTION 18.  Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, as applied between residents of that state entering into contracts wholly to be performed in that state. Both parties hereto agree that they shall submit their persons to personal jurisdiction to courts sitting in Delaware, and shall accept and agree to venue in Delaware.

         SECTION 19.  Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the Company, Holder and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

         SECTION 20.  Termination.

         This Agreement shall terminate at the close of business on the Expiration Date of the Warrant or such earlier date upon which the Warrant has been exercised.

         SECTION 21.  Counterparts.

         This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                         /s/ Douglas M. Rudolph
                                         ----------------------------
                                         Douglas M. Rudolph



                                         BENIHANA INC.,




                                         By: /s/ Joel A Schwartz
                                         ----------------------------
                                         Joel A. Schwartz, President

                                                                      Exhibit A

            THIS WARRANT EXPIRES IF NOT EXERCISED ON OR BEFORE
              5:00 P.M., NEW YORK TIME, ON NOVEMBER 30, 2002

                                 WARRANT
            TO PURCHASE 200,000 SHARES OF CLASS A COMMON STOCK
                                   OF
                               BENIHANA INC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A LEGAL OPINION REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NO. R-001

                  This certifies that, for value received, Douglas M. Rudolph, the registered holder hereof or assigns (the "Warrantholder") is entitled to purchase from BENIHANA INC., a Delaware corporation (the "Company"), on or after the date hereof and before 5:00 P.M. New York time, on November 30, 2002, at Eight Dollars ($8.00) per share (the "Warrant Price"), Two Hundred Thousand (200,000) shares of Common Stock, $.10 par value per share, of the Company. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time, all as set forth in the Warrant Agreement referred to below.

                  This Warrant may be exercised as set forth below in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal executive office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash, or by official bank or certified check made payable to the Company.

                  Upon any partial exercise of this Warrant, there shall be countersigned and issued to the Warrantholder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon exercise of the Warrant. This Warrant is transferable at the principal executive office of the Company or its transfer agent in the manner and subject to the limitations set forth in the Warrant Agreement.

                  This Warrant does not entitle any Warrantholder hereof to any of the rights of a stockholder of the Company.

                  This Warrant evidences the right to purchase an aggregate of 200,000 shares of Common Stock of the Company and is issued under and in accordance with a Warrant Agreement dated as of December 1, 1997 (the "Warrant Agreement") between the Company and the Warrantholder, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder of this Warrant by acceptance hereof consents.

Dated:   As of December 1, 1997


BENIHANA INC.                  [SEAL]


By:  --------------------              ATTEST:   -----------------------
     President                                   Secretary

                                 BENIHANA INC.


Benihana Inc.
8685 Northwest 53rd Terrace
Miami, Florida  33166

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of the stock provided for therein, and requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------
          (Please print name, address and social security number)

--------------------------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

DATED:-----------------, ----.

NAME OF WARRANTHOLDER OR ASSIGNEE:----------------------------------------------
                                                (Please Print)

ADDRESS:------------------------------------------------------------------------

SIGNATURE:----------------------------------------------------------------------
                  NOTE: The above signature must correspond with the name exactly as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.

                               ASSIGNMENT
               (TO BE SIGNED ONLY UPON ASSIGNMENT OF WARRANT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
         (Name and address of Assignee must be printed or typewritten)


the within Warrant, hereby irrevocably constituting and appointing -------------

----------------------------------------------------- attorney to transfer said
Warrant on the books of the Company, with full power of substitution in the premises.

DATED: -----------------         -------------------------------------
                                       Signature of Registered Holder

NOTE: The signature of this Agreement must correspond with the name exactly as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.